EXHIBIT 10.1

THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(AMENDED AND RESTATED AS OF APRIL 19, 2017)

Nonqualified Stock Option Award - Additional Terms and Conditions
1.Grant of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to an Evidence of Award that has been delivered to you. Each option entitles you to purchase from the Company one share of Common Stock at the Option Price per share, in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017, the “Plan”), the related Prospectus, the Evidence of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
2.Vesting of Option.

(A)     The option (unless terminated as hereinafter provided) shall become vested and exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
(B) Notwithstanding Section 2(A) above, the option shall immediately vest and become exercisable in full if you should die while in the employ of the Company or any Subsidiary.

(C)    Notwithstanding Section 2(A) above, if you should “Retire” while in the employ of the Company or any Subsidiary, you shall be treated as being in the continuous employ with the Company or any Subsidiary during your “Retirement” for purposes of this Section 2 and, as a result, the option shall continue to vest and become exercisable on the dates set forth in Section 2(A) above notwithstanding your Retirement, consistent with the terms of the Plan. The terms “Retire” or “Retirement” as used in these Additional Terms and Conditions means your cessation of employment with the Company or any Subsidiary after: (1) the attainment of age 65; (2) the attainment of age 55-59 with at least twenty (20) years of service with the Company or any Subsidiary; or (3) the attainment of age 60 or older and your combination of age and years of service with the Company or any Subsidiary equals at least 75.

(D)    Notwithstanding Section 2(A) above, in the event of a Change of Control, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.
3.Exercisability of Option. Notwithstanding anything herein to the contrary:

(A)     Except as otherwise provided in Section 3(B) below, the option shall terminate and cease to be exercisable to the extent vested on the earliest of the following dates:
(i)The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (a) death, (b) disability, or (c) Retirement;

(ii)Three years after the date of your death if (a) you die while an employee of the Company or a Subsidiary or (b) you die following your Retirement;

(iii)Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;

(iv)Ten years from the Date of Grant; or

(v)The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.

(B)    Notwithstanding anything in these Additional Terms and Conditions to the contrary, but subject to applicable law, if and only if, at 4:15 p.m. Eastern Time on the date on which the option would otherwise terminate pursuant to Section 3(A)(iv) above (the “Option Expiration Date”), (i) the closing sales price of one share of Common Stock on the principal stock exchange on which the Common Stock is then listed as of the Option Expiration Date (or, if there are no sales of Common Stock on such Option Expiration Date, on the next preceding trading day during which a sale of Common Stock occurred) exceeds the Option Price per share, (ii) to the extent the option is exercisable and you have not exercised the option, and (iii) to the extent the option has not otherwise expired, terminated, or been cancelled or forfeited, then the Company will deem such remaining exercisable portion of the option to have been exercised by you on the Option Expiration Date (and prior to the option’s termination) at such time (the “Automatic Exercise”). Further to such Automatic Exercise, payment of the aggregate Option Price for such Automatic Exercise and any applicable withholding taxes in connection with such Automatic Exercise will be deemed to have been made by the Company withholding a number of shares of Common Stock otherwise issuable in connection with such Automatic Exercise that are equal in value to the amount necessary to satisfy such aggregate Option Price payment and minimum required withholding taxes. To clarify, upon Automatic Exercise, the Company will deliver to you the number of whole shares of Common Stock resulting from such Automatic Exercise less a number of shares of Common Stock equal in value to (x) the aggregate Option Price plus (y) any minimum required withholding taxes; provided, however, that any fractional share otherwise deliverable to you will be settled in cash.

4.Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time by giving appropriate notice (in any form prescribed by the Company). The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate fair market value at the time of exercise equal to the total Option Price, (iii) through a special sale and remittance procedure pursuant to which you shall concurrently provide irrevocable instructions (A) to a brokerage firm (with such brokerage firm reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares of Common Stock of the Company and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Common Stock of the Company plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on the settlement date in order to complete the sale, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

5.Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. Except as otherwise determined by the Board, this option is exercisable, during your lifetime, only by you or, in the case of your legal incapacity, only by your guardian or legal representative. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.

6.Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.

7.Withholding; Taxes. If the Company shall be required to withhold (including required to account to any tax authorities for) any federal, state, local or foreign tax or other amounts in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes and other amounts. Notwithstanding any other provision of this option award or the Plan, the Company shall not be obligated to guarantee any particular tax result for you with respect to any award and/or payment provided to you hereunder, and you shall be responsible for any taxes or other amounts imposed on you with respect to such award and/or payment.

8.No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.

9.Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

10.Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.

11.    Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (the “Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award. In addition, and notwithstanding any other provision in these Additional Terms and Conditions, you further acknowledge and agree that any options subject to recovery under any law, governmental regulation, stock exchange listing requirement or other Company policy or otherwise, including, but not limited to, the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall be subject to such deductions, recoupment and/or claw-back as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or other policy which may operate to create additional rights for the Company with respect to your option award and recovery of amounts relating thereto. By accepting this option award, you hereby agree and acknowledge that you are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid pursuant to the Plan, subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but are not limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid under the Plan from your accounts or pending or future compensation awards, including this option award.
12.    Electronic Delivery. The Company may, in its sole discretion, deliver any documents relating to your options and your participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third-party designated by the Company.
13.    Construction. Your option award is made and granted pursuant to the Plan and is in all respects limited by and subject to the terms of the Plan. In the event of any inconsistency between the Plan and these Additional Terms and Conditions, the terms of the Plan shall control.

14.    Compliance with Laws and Regulations; No Shareholder Rights. The issuance of shares of Common Stock pursuant to your exercise of your option shall be subject to compliance by you with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Company’s Common Stock may be listed for trading at the time of such issuance. Neither you, nor any person entitled to exercise your rights in the event of your death, shall have any of the rights and/or privileges of a shareholder with respect to shares of the Company’s Common Stock subject to the option, until such shares have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), notwithstanding the exercise of the option.
15.    Binding Effect; No Third Party Beneficiaries. These Additional Terms and Conditions shall be binding upon and inure to the benefit of the Company and you and each of our respective heirs, representatives, successors and permitted assigns. These Additional Terms and Conditions shall not confer any rights or remedies upon any person other than the Company and you and each of our respective heirs, representatives, successor and permitted assigns.
16.    Notice. Any notice required to be given or delivered to the Company under the terms of these Additional Terms and Conditions shall be in writing and addressed to the Company at its principal corporate office. Except to the extent electronic notice is authorized hereunder, any notice required to be given or delivered to you shall be in writing and addressed to you at your most recent address set forth in the Company’s records. All notices shall be deemed effective upon personal delivery (or electronic delivery to the extent authorized hereunder) or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
17.    Section 409A. The option is intended to be excepted from coverage under Section 409A of the Code (“Section 409A”) and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without your consent, modify or amend these Additional Terms and Conditions, impose conditions on the timing and effectiveness of the exercise of the option by you, or take any other action it deems necessary or advisable, to cause the option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted). Notwithstanding the foregoing, you recognize and acknowledge that Section 409A may impose upon you certain taxes or interest charges for which you are and shall remain solely responsible.

THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(AMENDED AND RESTATED AS OF APRIL 19, 2017)
Incentive Stock Option Award - Additional Terms and Conditions
1.    Grant and Nature of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to an Evidence of Award that has been delivered to you. This option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Each option entitles you to purchase from the Company one share of Common Stock at the Option Price per share, in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017, the “Plan”), the related Prospectus, the Evidence of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
2.    Vesting of Option.
(A)     The option (unless terminated as hereinafter provided) shall become vested and exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
(B)    Notwithstanding Section 2(A) above, the option shall immediately vest and become exercisable in full if you should die while in the employ of the Company or any Subsidiary.
(C)    Notwithstanding Section 2(A) above, if you should “Retire” while in the employ of the Company or any Subsidiary, you shall be treated as being in the continuous employ with the Company or any Subsidiary during your “Retirement” for purposes of this Section 2 and, as a result, the option shall continue to vest and become exercisable on the dates set forth in Section 2(A) above notwithstanding your Retirement, consistent with the terms of the Plan. The terms “Retire” or “Retirement” as used in these Additional Terms and Conditions means your cessation of employment with the Company or any Subsidiary after: (1) the attainment of age 65; (2) the attainment of age 55-59 with at least twenty (20) years of service with the Company or any Subsidiary; or (3) the attainment of age 60 or older and your combination of age and years of service with the Company or any Subsidiary equals at least 75.
(D)    Notwithstanding Section 2(A) above, in the event of a Change of Control, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.

3.    Exercisability of Option. Notwithstanding anything herein to the contrary:
(A)     Except as otherwise provided in Section 3(B) below, the option shall terminate and cease to be exercisable to the extent vested on the earliest of the following dates:
(i)    The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (a) death, (b) disability, or (c) Retirement;
(ii)    Three years after the date of your death if (a) you die while an employee of the Company or a Subsidiary or (b) you die following your Retirement;
(iii)    Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;
(iv)    Ten years from the Date of Grant; or
(v)    The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.
(B)    Notwithstanding anything in these Additional Terms and Conditions to the contrary, but subject to applicable law, if and only if, at 4:15 p.m. Eastern Time on the date on which the option would otherwise terminate pursuant to Section 3(A)(iv) above (the “Option Expiration Date”), (i) the closing sales price of one share of Common Stock on the principal stock exchange on which the Common Stock is then listed as of the Option Expiration Date (or, if there are no sales of Common Stock on such Option Expiration Date, on the next preceding trading day during which a sale of Common Stock occurred) exceeds the Option Price per share, (ii) to the extent the option is exercisable and you have not exercised the option, and (iii) to the extent the option has not otherwise expired, terminated, or been cancelled or forfeited, then the Company will deem such remaining exercisable portion of the option to have been exercised by you on the Option Expiration Date (and prior to the option’s termination) at such time (the “Automatic Exercise”). Further to such Automatic Exercise, payment of the aggregate Option Price for such Automatic Exercise and any applicable withholding taxes in connection with such Automatic Exercise will be deemed to have been made by the Company withholding a number of shares of Common Stock otherwise issuable in connection with such Automatic Exercise that are equal in value to the amount necessary to satisfy such aggregate Option Price payment and minimum required withholding taxes. To clarify, upon Automatic Exercise, the Company will deliver to you the number of whole shares of Common Stock resulting from such Automatic Exercise less a number of shares of Common Stock equal in value to (x) the aggregate Option Price plus (y) any minimum required withholding taxes; provided, however, that any fractional share otherwise deliverable to you will be settled in cash.

4.    Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time by giving appropriate notice (in any form prescribed by the Company). The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate fair market value at the time of exercise equal to the total Option Price, (iii) through a special sale and remittance procedure pursuant to which you shall concurrently provide irrevocable instructions (A) to a brokerage firm (with such brokerage firm reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares of Common Stock of the Company and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Common Stock of the Company plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on the settlement date in order to complete the sale, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.
5.    Designation as Incentive Stock Option. The option is designated as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing: (i) the option shall not qualify as an incentive stock option under the Code if (A) you make a disposition of the Common Stock you receive upon exercise of the option within two years from the date of grant or within one year after the transfer of such Common Stock to you, or (B) you are not an employee of the Company or its Subsidiaries on the day that is three months (or 12 months in the event of your disability (within the meaning of Section 22(e)(3) of the Code)) before the date you exercise the option; and (ii) if the aggregate fair market value of the Common Stock on the Date of Grant with respect to which incentive stock options are exercisable for the first time by you during any calendar year under the Plan or any other stock option plan of the Company or a parent or subsidiary exceeds $100,000, then the option, as to the excess, shall be treated as a non-qualified stock option that does not meet the requirements of Section 422 of the Code. If and to the extent that the option fails to qualify as an incentive stock option under the Code, the option shall remain outstanding according to its terms as a non-qualified stock option. You acknowledge and agree that (A) favorable incentive stock option tax treatment is available only if the option is exercised while you are an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after you cease to be an employee, (B) you are responsible for the income tax consequences of the option and, among other tax consequences, you understand that you may be subject to the alternative minimum tax under the Code in the year in which the option is exercised, (C) you will consult with your tax adviser regarding the tax consequences of the option, and (D) you shall immediately notify the Company in writing, and provide the Company with any information requested by it, if you sell or otherwise dispose of any shares of the Company’s Common Stock acquired upon the exercise of the option and such sale or other disposition occurs on or before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option.

6.    Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. This option is exercisable, during your lifetime, only by you. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.
7.    Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.
8.    Withholding; Taxes. If the Company shall be required to withhold (including required to account to any tax authorities for) any federal, state, local or foreign tax or other amounts in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes and other amounts. Notwithstanding any other provision of this option award or the Plan, the Company shall not be obligated to guarantee any particular tax result for you with respect to any award and/or payment provided to you hereunder, and you shall be responsible for any taxes or other amounts imposed on you with respect to such award and/or payment.
9.    No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.
10.    Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.
11.    Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
12.    Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (the “Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award. In addition, and notwithstanding any other provision in these Additional Terms and Conditions, you further acknowledge and agree that any options subject to recovery under any law, governmental regulation, stock exchange listing requirement or other Company policy or otherwise, including, but not limited to, the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer

Protection Act, shall be subject to such deductions, recoupment and/or claw-back as may be required to be made pursuant to such law, government regulation, or stock exchange listing requirement, or other policy which may operate to create additional rights for the Company with respect to your option award and recovery of amounts relating thereto. By accepting this option award, you hereby agree and acknowledge that you are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid pursuant to the Plan, subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but are not limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid under the Plan from your accounts or pending or future compensation awards, including this option award.
13.    Electronic Delivery. The Company may, in its sole discretion, deliver any documents relating to your options and your participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third-party designated by the Company.
14.    Construction. Your option award is made and granted pursuant to the Plan and is in all respects limited by and subject to the terms of the Plan. In the event of any inconsistency between the Plan and these Additional Terms and Conditions, the terms of the Plan shall control.
15.    Compliance with Laws and Regulations; No Shareholder Rights. The issuance of shares of Common Stock pursuant to your exercise of your option shall be subject to compliance by you with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Company’s Common Stock may be listed for trading at the time of such issuance. Neither you, nor any person entitled to exercise your rights in the event of your death, shall have any of the rights and/or privileges of a shareholder with respect to shares of the Company’s Common Stock subject to the option, until such shares have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), notwithstanding the exercise of the option.
16.    Binding Effect; No Third Party Beneficiaries. These Additional Terms and Conditions shall be binding upon and inure to the benefit of the Company and you and each of our respective heirs, representatives, successors and permitted assigns. These Additional Terms and Conditions shall not confer any rights or remedies upon any person other than the Company and you and each of our respective heirs, representatives, successor and permitted assigns.
17.    Notice. Any notice required to be given or delivered to the Company under the terms of these Additional Terms and Conditions shall be in writing and addressed to the Company at its principal corporate office. Except to the extent electronic notice is authorized hereunder, any notice required to be given or delivered to you shall be in writing and addressed to you at your most recent address set forth in the Company’s records. All notices shall be deemed effective upon personal delivery (or electronic delivery to the extent authorized hereunder) or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

18.    Section 409A. The option is intended to be excepted from coverage under Section 409A of the Code (“Section 409A”) and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without your consent, modify or amend these Additional Terms and Conditions, impose conditions on the timing and effectiveness of the exercise of the option by you, or take any other action it deems necessary or advisable, to cause the option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted). Notwithstanding the foregoing, you recognize and acknowledge that Section 409A may impose upon you certain taxes or interest charges for which you are and shall remain solely responsible.